                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                            VAN KAMPEN EXCHANGE FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ No Fee Required
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------
     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                                --  MAY 2002  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 TO VAN KAMPEN
                             EXCHANGE FUND PARTNERS
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

---------------------------------------
   Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.
---------------------------------------
Q      WHY AM I RECEIVING THIS
       PROXY STATEMENT?

A      This is the Annual Meeting
of Partners. You are being asked to vote on a proposal to elect seven nominees for Managing General Partners.

Q      WILL MY VOTE MAKE
       A DIFFERENCE?
A      Yes, your vote is important
and will make a difference. We encourage all Partners to participate in the governance of their Fund.

Q      HOW DO THE MANAGING
       GENERAL PARTNERS OF THE FUND SUGGEST THAT I VOTE?

A      They recommend that you
vote "For All" of the nominees on the enclosed proxy card.

Q      WHO DO I CALL IF I
       HAVE QUESTIONS?

A      Please call Van Kampen
Investor Services at 1-800-341-2911 between 7:30 a.m. and 5:00 p.m. Central time, Monday through Friday.

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

ELECTION OF MANAGING GENERAL PARTNERS - mark "For All," "Withhold" or "For All Except."

To withhold authority to vote for one or more nominees, check "For All Except" and write the nominee's name on the line below.

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.


[X]  PLEASE MARK    PROXY
     VOTES AS IN
     THIS EXAMPLE

                            VAN KAMPEN EXCHANGE FUND
                           ANNUAL MEETING OF PARTNERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                                       FOR
                                    FOR                ALL
                                    ALL    WITHHOLD  EXCEPT
     To vote to elect seven         [ ]      [ ]       [ ]
     Managing General Partners
     to serve until their
     respective successors are
     duly elected and qualified:

XXXXXXXXX, XXXXXXXXX, XXXXXXXXX

     To withhold authority to vote for one or more nominee
     check "For All Except" and write the nominee's name on
     the line below.
     ----------------------------------

Please be sure to sign and date this Proxy, Date

Partner sign here       Co-owner sign here

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   SAMPLE

                            VAN KAMPEN EXCHANGE FUND

                        A CALIFORNIA LIMITED PARTNERSHIP

                            2800 POST OAK BOULEVARD
                              HOUSTON, TEXAS 77056
                            TELEPHONE (800) 341-2929

                          NOTICE OF ANNUAL MEETING OF
                                    PARTNERS

                            TO BE HELD JUNE 12, 2002

  Notice is hereby given to the Partners of the Van Kampen Exchange Fund, a California limited partnership ("Fund"), that an Annual Meeting of Partners (the "Meeting"), will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 12, 2002 at 3:30 p.m. for the following purposes:

    1. To elect seven Managing General Partners, each to serve until the next annual meeting of Partners or until a successor is elected and qualified.

    2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Partners of record at the close of business on April 12, 2002 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                              By Order of the Managing General Partners




                              A. Thomas Smith III,
                              Vice President and Secretary

May 3, 2002

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO A PARTNER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (800) 341-2911 OR BY WRITING TO THE FUND AT 2800 POST OAK BOULEVARD, HOUSTON, TEXAS 77056.

  PARTNERS OF THE FUND ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN SUCH PROXY CARD, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  The Managing General Partners recommend that you cast your vote:

  - FOR ALL of the nominees for the Managing General Partners listed in the Proxy Statement.

                            YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                            VAN KAMPEN EXCHANGE FUND

                        A CALIFORNIA LIMITED PARTNERSHIP

                            2800 POST OAK BOULEVARD
                              HOUSTON, TEXAS 77056
                            TELEPHONE (800) 341-2929

                           ANNUAL MEETING OF PARTNERS

                                 JUNE 12, 2002

  This Proxy Statement is furnished in connection with the solicitation by the Managing General Partners of Van Kampen Exchange Fund, a California limited partnership (the "Fund"), of proxies to be voted at an Annual Meeting of Partners, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 12, 2002, at 3:30 p.m. The approximate mailing date of this Proxy Statement and accompanying form of proxy is May 10, 2002.

  The primary purpose of the Meeting is to permit the Fund's Partners to elect seven Managing General Partners.

  Participating in the Meeting are holders of units of partnership interest (collectively, the "Shares") of the Fund.

  The Managing General Partners have fixed the close of business on April 12, 2002 as the record date (the "Record Date") for the determination of holders of Shares of the Fund entitled to vote at the Meeting. Partners of the Fund on the Record Date are entitled to one vote per Share with respect to any proposal submitted to the Partners of the Fund for each Share of the Fund then held, with no Share having cumulative voting rights.

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO A PARTNER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (800) 341-2911 OR BY WRITING TO THE FUND AT 2800 POST OAK BOULEVARD, HOUSTON, TEXAS 77056.

  At the close of business on April 12, 2002, there were issued and outstanding 234,660 Shares of the Fund.

  As of April 12, 2002, no person was known by the Fund to own beneficially 5% or more of the Fund's outstanding Shares except as follows:

                                              AMOUNT OF
NAME AND ADDRESS                             OWNERSHIP AT    PERCENTAGE
OF HOLDER                                   APRIL 12, 2002   OWNERSHIP
----------------                            --------------   ----------
Comerica Bank Detroit &                         45,045         19.20%
Edward Mardigian, Trustees
Helen Mardigian Trust
P.O. Box 75000
Detroit, MI 48275-0001

Richard F. McCarthy &                           15,000          6.39%
Walter R. McCarthy, Trustees
Richard F. McCarthy Trust
540 Indian Mound St. E. 1-D
Wayzata, MN 55391-1745

George O. & Sidney M. Thorson                   15,040          6.41%
A Partnership
P.O. Box 1847
Friday Harbor, WA 98250-1847

VOTING

  In the election of Managing General Partners (Proposal 1), those persons receiving the highest number of votes "FOR" cast, at a meeting at which a quorum is present in person or by proxy, up to the number of Managing General Partners proposed to be elected, shall be elected as Managing General Partners to serve until the next annual meeting of Partners or until their successors are elected and qualified.

  The Managing General Partners recommend that you cast your vote:

  - FOR ALL of the nominees for the Managing General Partners of the Fund listed in the Proxy Statement.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "For" the proposal as to which it is entitled to vote. A Partner who abstains from voting on any or all matters will be deemed present at the Meeting for quorum purposes, but will not be deemed to have voted on the particular matter (or matters) as to which the Partner has abstained. Similarly, in the event a nominee (such as a brokerage firm) holding shares for beneficial owners indicates that instructions have not been received from the beneficial owners and the nominee does not exercise discretionary authority (a so-called "non-vote"), the Shares held by the nominee will be deemed present at the Meeting for quorum purposes but will not be deemed to have voted on the particular matter (or matters) as to which the nominee has not voted. A majority of the outstanding Shares must be present in person or by proxy to have a quorum to conduct business at the Meeting.

  Partners who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

  The Fund knows of no business other than that mentioned in Proposal 1 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Partners based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of affirmative votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

INVESTMENT ADVISER

  Van Kampen Asset Management Inc. serves as investment adviser to the Fund ("Asset Management" or the "Adviser"). The principal address of the Adviser is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is one of the nation's largest investment management companies, with more than $74 billion in assets under management or supervision, as of March 31, 2002. With roots in money management dating back to 1927, Van Kampen has helped more than four generations of investors achieve their financial goals. Headquartered in the Chicagoland area, Van Kampen is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley").

------------------------------------------------------------------------------
PROPOSAL 1: ELECTION OF MANAGING GENERAL PARTNERS
------------------------------------------------------------------------------

NOMINATION OF MANAGING GENERAL PARTNERS

  Seven Managing General Partners are to be elected, each to serve until the next annual meeting of Partners and until a successor is elected and qualified. If an incumbent Managing General Partner is not reelected, he shall be deemed to have withdrawn from the partnership as a Managing General Partner under the terms of the Agreement. Any newly elected Managing General Partner will be required to acquire Shares of the Fund having a net asset value of at least $5,000 on or before his or her admission as a Managing General Partner.

  It is the intention of the persons named in the accompanying form of proxy to nominate and to vote such proxy for the election of the persons named below, or if any such persons shall be unable to serve, to vote for the election of such other person or persons as shall be determined by the persons named in the proxy in accordance with their judgment. The Fund, however, has no reason to believe that it will be necessary to designate a substitute nominee.

INFORMATION REGARDING NOMINEES FOR ELECTION

The business and affairs of the Fund are managed under the direction of the Fund's Managing General Partners and the Fund's officers appointed by the Managing General Partners. The tables below list the managing general partners and officers of the Fund and their principal occupations during the last five years, other directorships held by the managing general partners and their affiliations, if any, with Van Kampen Asset Management, Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers. Managing General Partners serve one year terms or until their successors are duly elected and qualified. Officers are annually elected by the Managing General Partners. All nominees have consented to being named in this Proxy Statement and have agreed to serve if elected.

INDEPENDENT MANAGING GENERAL PARTNERS:

                                                                                           NUMBER OF
                                                                                           FUNDS IN
                                                                                             FUND
                                                                                            COMPLEX
                                          TERM OF                                          OVERSEEN
                                         OFFICE AND                                           BY
 NAME, AGE AND ADDRESS      POSITION(S)  LENGTH OF                                         MANAGING
 OF INDEPENDENT MANAGING     HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                GENERAL
 GENERAL PARTNER               FUND        SERVED    DURING PAST 5 YEARS                    PARTNER
 David C. Arch (56)         Managing     Managing    Mr. Arch is Chairman and Chief           37
 Blistex Inc.               General      General     Executive Officer of Blistex Inc., a
 1800 Swift Drive           Partner      Partner     consumer health care products
 Oak Brook, IL 60523                     since 1988  manufacturer, and former Director of
                                                     the World Presidents
                                                     Organization-Chicago Chapter. Mr.
                                                     Arch is also a Trustee or Managing
                                                     General Partner of other investment
                                                     companies advised by the Advisers.


 NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
 OF INDEPENDENT MANAGING    HELD BY MANAGING
 GENERAL PARTNER            GENERAL PARTNER
 David C. Arch (56)         Mr. Arch is a member of the Board of
 Blistex Inc.               Directors of the Heartland Alliance,
 1800 Swift Drive           a nonprofit organization serving
 Oak Brook, IL 60523        human needs based in Chicago.

                                                                                           NUMBER OF
                                                                                           FUNDS IN
                                                                                             FUND
                                                                                            COMPLEX
                                          TERM OF                                          OVERSEEN
                                         OFFICE AND                                           BY
 NAME, AGE AND ADDRESS      POSITION(S)  LENGTH OF                                         MANAGING
 OF INDEPENDENT MANAGING     HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                GENERAL
 GENERAL PARTNER               FUND        SERVED    DURING PAST 5 YEARS                    PARTNER
 Rod Dammeyer (61)          Managing     Managing    Mr. Dammeyer is President of CAC,        37
 CAC, llc.                  General      General     llc., a private company offering
 676 North Michigan Avenue  Partner      Partner     capital investment and management
 Suite 2800                              since 1988  advisory services. Mr. Dammeyer is
 Chicago, IL 60611                                   also a Trustee or Managing General
                                                     Partner of other investment
                                                     companies advised by the Advisers.
                                                     Prior to February 2001, Mr. Dammeyer
                                                     was Vice Chairman and Director of
                                                     Anixter International, Inc. and IMC
                                                     Global Inc. Prior to July 2000, Mr.
                                                     Dammeyer was a Managing Partner of
                                                     Equity Group Corporate Investment
                                                     (EGI), a company that makes private
                                                     investments in other companies.
                                                     Prior to 1997, Mr. Dammeyer was
                                                     President, Chief Executive Officer
                                                     and a Director of Great American
                                                     Management & Investment, Inc., a
                                                     diversified manufacturing company.
 Howard J Kerr (66)         Managing     Managing    Mr. Kerr is a Trustee or Managing        37
 736 North Western Avenue   General      General     General Partner of other investment
 P.O. Box 317               Partner      Partner     companies advised by the Advisers.
 Lake Forest, IL 60045                   since 1992  Prior to 1998, Mr. Kerr was the
                                                     President and Chief Executive
                                                     Officer of Pocklington Corporation,
                                                     Inc., an investment holding company.


 NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
 OF INDEPENDENT MANAGING    HELD BY MANAGING
 GENERAL PARTNER            GENERAL PARTNER
 Rod Dammeyer (61)          Mr. Dammeyer is a member of the Board
 CAC, llc.                  of Directors of TeleTech Holdings
 676 North Michigan Avenue  Inc., Stericycle, Inc., TheraSense,
 Suite 2800                 Inc., GATX Corporation, Arris Group,
 Chicago, IL 60611          Inc. and Peregrine Systems Inc. and a
                            member of the Board of Trustees of
                            the University of Chicago Hospitals
                            and Health Systems. Prior to July
                            2000, Mr. Dammeyer was a member of
                            the Board of Directors of Allied
                            Riser Communications Corp., Matria
                            Healthcare Inc., Transmedia Networks,
                            Inc., CNA Surety, Corp. and Grupo
                            Azcarero Mexico (GAM). Prior to April
                            1999, Mr. Dammeyer was a Director of
                            Metal Management, Inc. Prior to 1998,
                            Mr. Dammeyer was a Director of
                            Lukens, Inc., Capsure Holdings Corp.,
                            Revco D.S., Inc., the Chase Manhattan
                            Corporation National Advisory Board
                            and Sealy, Inc. Prior to 1997, Mr.
                            Dammeyer was a Director of Flacon
                            Building Products, Inc.
 Howard J Kerr (66)         Mr. Kerr is a Director of Canbra
 736 North Western Avenue   Foods, Ltd., a Canadian oilseed
 P.O. Box 317               crushing, refining, processing and
 Lake Forest, IL 60045      packaging operation, and the Marrow
                            Foundation.

                                                                                           NUMBER OF
                                                                                           FUNDS IN
                                                                                             FUND
                                                                                            COMPLEX
                                          TERM OF                                          OVERSEEN
                                         OFFICE AND                                           BY
 NAME, AGE AND ADDRESS      POSITION(S)  LENGTH OF                                         MANAGING
 OF INDEPENDENT MANAGING     HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                GENERAL
 GENERAL PARTNER               FUND        SERVED    DURING PAST 5 YEARS                    PARTNER
 Theodore A. Myers (71)     Managing     Managing    Mr. Myers is a financial consultant.     37
 550 Washington Avenue      General      General     Mr. Myers is also a Trustee or
 Glencoe, IL 60022          Partner      Partner     Managing General Partner of other
                                         since 1988  investment companies advised by the
                                                     Advisers. Prior to 1998, Mr. Myers
                                                     was a Senior Financial Advisor (and,
                                                     prior to 1997, an Executive Vice
                                                     President, Chief Financial Officer
                                                     and Director) of Qualitech Steel
                                                     Corporation, a producer of high
                                                     quality engineered steels for
                                                     automotive, transportation and
                                                     capital goods industries. Prior to
                                                     1997, Mr. Myers was a member of the
                                                     Arthur Andersen Chief Financial
                                                     Officers' Committee.


 NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
 OF INDEPENDENT MANAGING    HELD BY MANAGING
 GENERAL PARTNER            GENERAL PARTNER
 Theodore A. Myers (71)     Mr. Myers is a Director of Met Life
 550 Washington Avenue      Investors (formerly known as COVA
 Glencoe, IL 60022          Financial Life Insurance). Prior to
                            1997, Mr. Myers was a Director of
                            McLouth Steel.

                                                                                           NUMBER OF
                                                                                           FUNDS IN
                                                                                             FUND
                                                                                            COMPLEX
                                          TERM OF                                          OVERSEEN
                                         OFFICE AND                                           BY
 NAME, AGE AND ADDRESS      POSITION(S)  LENGTH OF                                         MANAGING
 OF INDEPENDENT MANAGING     HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                GENERAL
 GENERAL PARTNER               FUND        SERVED    DURING PAST 5 YEARS                    PARTNER
 Hugo F. Sonnenschein (61)  Managing     Managing    Mr. Sonnenschein is President            37
 1126 E. 59th Street        General      General     Emeritus and Honorary Trustee of the
 Chicago, IL 60637          Partner      Partner     University of Chicago and the
                                         since 1994  Hutchinson Distinguished Service
                                                     Professor in the Department of
                                                     Economics at the University of
                                                     Chicago. Prior to July 2000, Mr.
                                                     Sonnenschein was President of the
                                                     University of Chicago. Mr.
                                                     Sonnenschein is a member of the
                                                     Board of Trustees of the University
                                                     of Rochester and a member of its
                                                     investment committee. Mr.
                                                     Sonnenschein is a member of the
                                                     National Academy of Sciences, the
                                                     American Philosophical Society, and
                                                     a fellow of the American Academy of
                                                     Arts and Sciences. Mr. Sonnenschein
                                                     is also a Trustee or Managing
                                                     General Partner of other investment
                                                     companies advised by the Advisers.


 NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
 OF INDEPENDENT MANAGING    HELD BY MANAGING
 GENERAL PARTNER            GENERAL PARTNER
 Hugo F. Sonnenschein (61)
 1126 E. 59th Street
 Chicago, IL 60637

INTERESTED MANAGING GENERAL PARTNERS*:

                                                                                                                  NUMBER OF
                                                                                                                  FUNDS IN
                                                                                                                    FUND
                                                                                                                   COMPLEX
                                         TERM OF                                                                  OVERSEEN
                                        OFFICE AND                                                                   BY
NAME, AGE AND ADDRESS      POSITION(S)  LENGTH OF                                                                 MANAGING
OF INDEPENDENT MANAGING     HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                                        GENERAL
GENERAL PARTNER               FUND        SERVED    DURING PAST 5 YEARS                                            PARTNER
Richard F. Powers, III*    Chairman,    Managing    Mr. Powers is Chairman, Director, President, Chief Executive     94
(56)                       Managing     General     Officer and Managing Director of Van Kampen; Chairman,
1 Parkview Plaza           General      Partner     Director, Chief Executive Officer and Managing Director of
Oakbrook Terrace, IL       Partner and  since 1999  the Advisers, Distributor, Van Kampen Advisors Inc. and Van
60181                      President                Kampen Management Inc.; Director of other subsidiaries of
                                                    Van Kampen; and Chief Sales and Marketing Officer of Morgan
                                                    Stanley Dean Witter Asset Management Inc. Mr. Powers is also
                                                    Chairman of the Board, Trustee/Director and President of
                                                    funds in the Fund Complex. Prior to May 1998, Mr. Powers was
                                                    Executive Vice President; and Director of Marketing of
                                                    Morgan Stanley Dean Witter & Co. and Director of Dean Witter
                                                    Discover & Co. and Dean Witter Realty. Prior to 1996, Mr.
                                                    Powers was Director of Dean Witter Reynolds Inc.
Wayne W. Whalen* (62)      Managing     Managing    Mr. Whalen is a Partner in the law firm of Skadden, Arps,        94
333 West Wacker Drive      General      General     Slate, Meagher & Flom (Illinois), legal counsel to certain
Chicago, IL 60606          Partner      Partner     funds advised by the Advisers. Mr. Whalen is a Trustee,
                                        since 1988  Director or Managing General Partner of other funds advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT MANAGING    HELD BY MANAGING
GENERAL PARTNER            GENERAL PARTNER
Richard F. Powers, III*
(56)
1 Parkview Plaza
Oakbrook Terrace, IL
60181
Wayne W. Whalen* (62)
333 West Wacker Drive
Chicago, IL 60606

* Such Managing General Partner is an "interested person" (within the meaning of
  Section 2(a)(19) of the Investment Company Act of 1940, as amended) (the "1940 Act"). Mr. Whalen is an interested person to certain of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Mr. Powers is an interested person of such funds in the Fund Complex and the Advisers by reason of his positions with Morgan Stanley or its affiliates.

REMUNERATION OF MANAGING GENERAL PARTNERS

  As of the date of this Proxy Statement, each Managing General Partner serves as a trustee or Managing General Partner of the same 37 operating investment companies in the Fund Complex (the "Closed-End Fund Complex"). The compensation of the Managing General Partners who are affiliated persons (as defined in the 1940 Act) of the Adviser, Advisory Corp. or Van Kampen is paid by the respective entity. The funds in the Closed-End Fund Complex, including the Fund, pay each Managing General Partner who is not an affiliated person of the Adviser, Advisory Corp. or Van Kampen an annual retainer in an amount equal to the product of $2,500 multiplied by the number of funds in the Closed-End Fund Complex, which retainer is then allocated among the funds in the Closed-End Fund Complex based on the relative net assets of such funds, and a meeting fee of $250 per meeting per fund, plus reimbursement of expenses incurred in connection with such meeting. Each fund in the Closed-End Fund Complex other than the Fund offers a retirement plan to trustees who are not affiliated persons with the Adviser, Advisory Corp. or Van Kampen. Under the retirement plan of each fund, each eligible trustee who has at least ten years of service for a fund (including years of service prior to adoption of the retirement plan) and retire at or after attaining the age of 60, is eligible to receive a retirement benefit from such fund equal to $2,500 for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement. Each fund in the Closed-End Fund Complex other than the Fund offers deferred compensation arrangements to trustees who are not affiliated persons with the Adviser, Advisory Corp. or Van Kampen. Under the deferred compensation plan of each fund, each eligible trustee can elect to defer receipt of all or a portion of the trustee's fees earned by such trustee until such trustee's retirement. The deferred compensation earns a rate of return determined by reference to funds in the Closed-End Fund Complex selected by the trustee. The deferred compensation plans are not funded and obligations thereunder represent general unsecured claims against the general assets of the funds.

  Additional information on compensation and benefits for Managing General Partners is set forth below. As indicated in the notes accompanying the table, the amounts relate to the Fund's most recent fiscal year ended December 31, 2001 or the Closed-End Fund Complex's most recently completed calendar year ended December 31, 2001.

                            2001 COMPENSATION TABLE

                                                                       CLOSED-END FUND COMPLEX
                                                     ------------------------------------------------------------
                                                                                                       TOTAL
                                                      ESTIMATED AGGREGATE        ESTIMATED         COMPENSATION
                                    AGGREGATE        PENSION OR RETIREMENT   AGGREGATE BENEFITS      FROM THE
                                COMPENSATION FROM     BENEFITS ACCRUED AS           UPON          CLOSED-END FUND
             NAME                  THE FUND(2)        PART OF EXPENSES(3)      RETIREMENT(4)        COMPLEX(5)
             ----               -----------------    ---------------------   ------------------   ---------------
David C. Arch.................       $2,038                 $13,789               $99,000            $152,000
Rod Dammeyer..................        2,038                  25,218                90,000             152,250
Howard J Kerr.................        2,038                  49,429                89,000             152,250
Theodore A. Myers.............        2,038                  91,890                85,000             152,250
Richard F. Powers, III(1).....          N/A                     N/A                   N/A                 N/A
Hugo F. Sonnenschein..........        2,038                  25,164                90,000             152,250
Wayne W. Whalen...............        2,038                  28,723                90,000             152,250

---------------
N/A -- Not applicable.

(1) Mr. Powers is an affiliated person of the Adviser, Advisory Corp. and Van Kampen, and is not eligible for compensation from the Fund.

(2) The amounts shown in this column are the aggregate compensation from the Fund to each Managing General Partner for the Fund's fiscal year ended December 31, 2001.

(3) The funds in the Closed-End Fund Complex other than the Fund have adopted retirement plans for trustees who are not affiliated persons of the Adviser, Advisory Corp. or Van Kampen. The amounts shown in this column represent the sum of the estimated pension or retirement benefit accruals expected to be accrued by such funds for their respective fiscal years ended in 2001.

(4) The funds in the Closed-End Fund Complex other than the Fund have adopted retirement plans for trustees who are not affiliated persons of the Adviser, Advisory Corp. or Van Kampen. The amounts shown in this column represent the sum of the estimated annual benefits payable per year by such funds for each year of the 10-year period commencing in the year of such trustee's anticipated retirement.

(5) The amounts shown in this column are accumulated from the aggregate compensation of the 37 operating investment companies in the Closed-End Fund Complex for the calendar year ended December 31, 2001 before deferral under any deferred compensation plan. Funds in the Closed-End Fund complex other than the Fund have adopted deferred compensation plans for trustees who are not affiliated persons of the Adviser, Advisory Corp. or Van Kampen. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to the return on the common shares of funds in the Closed-End Fund Complex as selected by the respective trustee. To the extent permitted by the 1940 Act, the respective fund may invest in securities of the funds selected by the trustees in order to match the deferred compensation obligation. The Adviser or its affiliates also serves as investment adviser for other investment companies; however, with the exception of Messrs. Whalen and Powers, the Managing General Partners are not trustees of other investment companies. Combining the Closed-End Fund Complex with other investment companies advised by the Adviser or its affiliates, Mr. Whalen earned Total Compensation of $276,650 for the year ended December 31, 2001.

SHARE OWNERSHIP OF MANAGING GENERAL PARTNERS

As of April 12, 2002 each Managing General Partner of the Fund beneficially owned equity securities of the Fund and of all of the funds in the Closed-End Fund Complex overseen by the Managing General Partners Trustees in the dollar range amounts specified below.

INDEPENDENT MANAGING GENERAL PARTNERS

                                                            AGGREGATE DOLLAR RANGE OF EQUITY
                                                         SECURITIES IN ALL REGISTERED INVESTMENT
                                   DOLLAR RANGE OF         COMPANIES OVERSEEN BY THE MANAGING
                                  EQUITY SECURITIES          GENERAL PARTNER/TRUSTEE IN THE
                                     IN THE FUND                 CLOSED-END FUND COMPLEX
David C. Arch                       $1 - $10,000              $50,000 - $100,000
Rod Dammeyer                        $1 - $10,000                Over $100,000
Howard J Kerr                       $1 - $10,000                 $1 - $10,000
Theodore A. Myers                   $1 - $10,000                Over $100,000
Hugo F. Sonnenschein                $1 - $10,000               $10,001-$50,000

INTERESTED MANAGING GENERAL PARTNERS

                                                            AGGREGATE DOLLAR RANGE OF EQUITY
                                                         SECURITIES IN ALL REGISTERED INVESTMENT
                                   DOLLAR RANGE OF         COMPANIES OVERSEEN BY THE MANAGING
                                  EQUITY SECURITIES          GENERAL PARTNER/TRUSTEE IN THE
                                     IN THE FUND                 CLOSED-END FUND COMPLEX
Richard F. Powers                   $1 - $10,000                Over $100,000
Wayne W. Whalen                     $1 - $10,000                Over $100,000

  As of April 12, 2002, the officers and nominees for Managing General Partner own less than 1% of the outstanding Shares of the Fund.

MEETINGS AND COMMITTEES

  The Managing General Partners met 12 times during the Fund's fiscal year ended December 31, 2001. The Fund's Audit Committee met 2 times during the Fund's fiscal year ended December 31, 2001. The Fund has no other standing committees. During such fiscal year all Managing General Partners attended at least 75% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of meetings held by all committees of the Board on which they served during the period such Managing General Partner served as Managing General Partner.

  The Fund has an Audit Committee which currently consists of Messrs. Arch, Dammeyer, Kerr, Myers and Sonnenschein. The audit committee makes recommendations to the Board concerning the selection of the Fund's independent public accountants, reviews the independence of the Fund's independent public accountants, reviews with such accountants the scope and results of the Fund's annual audit and considers any comments that the accountants may have regarding the Fund's financial statements or books of account.

PARTNER APPROVAL

  In the election of Managing General Partners, those persons receiving the highest number of votes "FOR" cast, at a meeting at which a quorum is present in person or by proxy, up to the number of Managing General Partners proposed to be elected, shall be elected as Managing General Partners to serve until the next annual meeting or until their successors are elected and qualified. THE MANAGING GENERAL PARTNERS OF THE FUND RECOMMEND A VOTE "FOR" ALL OF THE NOMINEES.

--------------------------------------------------------------------------------

EXECUTIVE OFFICERS OF THE FUND

--------------------------------------------------------------------------------

  The following information relates to the executive officers of the Fund who are not managing general partner nominees. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Fund serve for one year or until their respective successors are chosen and qualified. The Fund's officers receive no compensation from the Fund but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Executive Vice      Officer     Managing Director and Chief Investment Officer of Van
2800 Post Oak Blvd.           President and       since 1998  Kampen, and Managing Director, President and Chief Operating
45th Floor                    Chief Investment                Officer of the Advisers and Van Kampen Advisors Inc.
Houston, TX 77056             Officer                         Executive Vice President and Chief Investment Officer of
                                                              funds in the Fund Complex. Prior to December 2000, Executive
                                                              Vice President and Chief Investment Officer of Van Kampen,
                                                              and President and Chief Operating Officer of the Advisers.
                                                              Prior to April 2000, Executive Vice President and Chief
                                                              Investment Officer for Equity Investments of the Advisers.
                                                              Prior to October 1998, Vice President and Senior Portfolio
                                                              Manager with AIM Capital Management, Inc. Prior to February
                                                              1998, Senior Vice President and Portfolio Manager of Van
                                                              Kampen American Capital Asset Management, Inc., Van Kampen
                                                              American Capital Investment Advisory Corp. and Van Kampen
                                                              American Capital Management, Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director of Morgan Stanley, Managing Director and
Harborside Financial Center   Secretary           since 1999  Director of Van Kampen, Director of the Advisers, Van Kampen
Plaza 2 - 7th Floor                                           Advisors Inc., the Distributor, Investor Services and
Jersey City, NJ 07311                                         certain other subsidiaries of Van Kampen. Managing Director and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen, the Advisers, the Distributor,
                                                              Investor Services, and certain other subsidiaries of Van
                                                              Kampen. Prior to December 2000, Executive Vice President,
                                                              General Counsel, Secretary and Director of Van Kampen, the
                                                              Advisers, Van Kampen Advisors Inc., the Distributor,
                                                              Investor Services and certain other subsidiaries of Van
                                                              Kampen. Prior to January 1999, Vice President and Associate
                                                              General Counsel to New York Life Insurance Company ("New
                                                              York Life"), and prior to March 1997, Associate General
                                                              Counsel of New York Life. Prior to December 1993, Assistant
                                                              General Counsel of The Dreyfus Corporation. Prior to August
                                                              1991, Senior Associate, Willkie Farr & Gallagher. Prior to
                                                              January 1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.

John R. Reynoldson (48)       Vice President      Officer     Executive Director and Portfolio Specialist of the Advisers
1 Parkview Plaza                                  since 2000  and Van Kampen Advisors Inc. Vice President of funds in the
Oakbrook Terrace, IL 60181                                    Fund Complex. Prior to July 2001, Principal and Co-head of the Fixed Income Department of the Advisers and Van Kampen
                                                              Advisors Inc. Prior to December 2000, Senior Vice President
                                                              of the Advisers and Van Kampen Advisors Inc. Prior to May
                                                              2000, he managed the investment grade taxable group for the
                                                              Advisers since July 1999. From July 1988 to June 1999, he
                                                              managed the government securities bond group for Asset
                                                              Management. Mr. Reynoldson has been with Asset Management
                                                              since April 1987.
John L. Sullivan (46)         Vice President,     Officer     Executive Director of Van Kampen, the Advisers and Van
1 Parkview Plaza              Chief Financial     since 1996  Kampen Advisors Inc. Vice President, Chief Financial Officer
Oakbrook Terrace, IL 60181    Officer and                     and Treasurer of funds in the Fund Complex.
                              Treasurer

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen, and Managing
Harborside Financial Center                       since 2000  Director, President and Director of the Distributor. Vice
Plaza 2 - 7th Floor                                           President of funds in the Fund Complex. Prior to December
Jersey City, NJ 07311                                         2000, President of Van Kampen Insurance Agency of Illinois
                                                              Inc., and Senior Vice President and Director of Van Kampen.
                                                              From November 1992 to December 1997, Mr. Zimmermann was
                                                              Senior Vice President of the Distributor.

------------------------------------------------------------------------------
INDEPENDENT AUDITORS
------------------------------------------------------------------------------

  The Managing General Partners of the Fund including a majority of the Managing General Partners who are not "interested persons" of the Fund (as defined by the 1940 Act), have selected Deloitte & Touche LLP ("D&T") as the independent auditors to examine the financial statements for the current fiscal year of the Fund. D&T previously served as the independent auditors to the Fund for the Fund's fiscal years ended in 2001 and 2000. The selection of D&T for the current fiscal year and the change in auditors and selection of D&T for the fiscal year ended in 2000 was recommended and approved by the Fund's Audit Committee. The Managing General Partners' initial appointment of D&T was effective on May 8, 2000. The Fund knows of no direct or indirect financial interest of D&T in the Fund.

  KPMG LLP previously served as the independent public accountants to the Fund for the Fund's fiscal year ended in 1999; the client-auditor relationship between KPMG LLP and such Funds ceased as of April 14, 2000.

  The independent auditors' reports on the financial statements for the Fund during the Fund's last two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years and any subsequent interim period, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreement in connection with its report.

Audit Fees

  For professional services rendered with respect to the audit of the Fund's annual financial statements, the Fund paid $18,870 to D&T during the Fund's most recent fiscal year.

Financial Information Systems Design and Implementation Fees

  The Fund, the Adviser and affiliates of the Adviser performing services for the Fund paid no fees during the Fund's most recent fiscal year for information systems design and implementation to D&T.

All Other Fees

  The Fund paid no fees to D&T during the Fund's most recent fiscal year for services other than those described above. The Adviser and affiliates of the Adviser performing services for the Fund paid fees to D&T in the aggregate amount of approximately $6.5 million during the Fund's most recent fiscal years for services other than those described above.

  The Audit Committee of the Managing General Partners has considered whether the provision of services other than audit services, by D&T to the Fund, the Adviser and affiliates of the Adviser that provide services to Fund is compatible with maintaining D&T's independence in performing audit services.

  Representatives of D&T will attend the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.
------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------

  The Fund will bear the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement.

  In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Fund, the Adviser, its affiliates or Management Information Systems, a solicitation firm located in Norwell, Massachusetts that has been engaged to assist in proxy solicitation at an estimated cost of approximately $1,500.
------------------------------------------------------------------------------
PARTNER PROPOSALS
------------------------------------------------------------------------------

  To be considered for presentation at a Partners' meeting, rules promulgated by the SEC require that, among other things, a Partner's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Partner proposals intended to be presented at the year 2003 Annual Meeting of Partners for the Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Fund at the Fund's principal address by January 11, 2003. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than March 27, 2003. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any Partner who wishes to submit proposals for consideration at a meeting of the Fund's Partners should send such proposal to the Fund at 2800 Post Oak Boulevard, Houston, Texas 77056.
------------------------------------------------------------------------------
GENERAL
------------------------------------------------------------------------------

  Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of Partners of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund at 2800 Post Oak Boulevard, Houston, Texas 77056 or Van Kampen Investments Inc. at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any Partner during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for the Fund may necessitate adjournment and may subject the Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          A. THOMAS SMITH III,
                                          Vice President and Secretary

May 3, 2002

                            [VAN KAMPEN FUNDS LOGO]

                                                                     EXCH 02

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

                  Please be sure to sign and date this Proxy.

             Please return the proxy card in the enclosed envelope.

          -Please fold and detach card at perforation before mailing-

VAN KAMPEN EXCHANGE FUND,                              FOR THE ANNUAL MEETING OF
A CALIFORNIA LIMITED PARTNERSHIP                       PARTNERS TO BE HELD ON
PROXY SOLICITED BY THE MANAGING GENERAL PARTNERS       JUNE 12, 2002

The undersigned, revoking previous proxies, hereby appoint(s) John L. Sullivan, Scott P. Pedersen and Elizabeth A. Nelson and each of them or their respective designees, as proxies, with full power of substitution, to vote all units of partnership interest of the Fund which the undersigned is entitled to vote at the Annual Meeting of Partners of the Fund to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday June 12, 2002 at 3:30 p.m., and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted as recommended by the Managing General Partners, unless otherwise indicated on the reverse side, and in their discretion upon such other matters as may properly come before the Meeting. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                              PLEASE SIGN, DATE AND RETURN
                                              PROMPTLY IN ENCLOSED ENVELOPE

                                            Date ______________________, 2002
                                            NOTE: Please sign exactly as your
                                            name appears on this Proxy. When
                                            signing in a fiduciary capacity,
                                            such as executor, administrator,
                                            trustee, attorney, guardian, etc.,
                                            please so indicate. Corporate and
                                            partnership proxies must be
                                            signed by an authorized person
                                            indicating the person's title.
                                            ----------------------------------
                                            |                                |
                                            |                                |
                                            ----------------------------------
                                           Signature(s) (Title(s) if applicable)
                                           WHERE UNITS OF PARTNERSHIP INTEREST
                                           ARE REGISTERED WITH JOINT OWNERS,
                                           ALL JOINT OWNERS MUST SIGN.

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

             Please return the proxy card in the enclosed envelope.

          -Please fold and detach card at perforation before mailing-



Please refer to the Proxy Statement discussion of the following matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
As to any other matter, said proxies shall vote in accordance with their best judgment.
THE MANAGING GENERAL PARTNERS RECOMMEND A VOTE FOR THE FOLLOWING:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK. [ ]

                                                        FOR              FOR ALL
    To vote to elect seven managing general partners    ALL   WITHHOLD   EXCEPT
    to serve until their respective successors are
    duly elected and qualified.

       David C. Arch, Rod Dammeyer,                     [  ]   [  ]      [  ]
       Howard J Kerr, Theodore A. Myers,
       Richard F. Powers, III, Hugo F. Sonnenschein,
       Wayne W. Whalen

INSTRUCTION: to withhold authority to vote for one or more nominees, check FOR ALL EXCEPT and write the nominee's name(s) on the line below.

-----------------------------------------------------
